                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) NOVEMBER 14, 2000


                         GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


      LOUISIANA                     0-22303                   72-1147390
      (State of                   (Commission               (IRS Employer
    Incorporation)                file number)            Identification No.)

     583 THOMPSON ROAD, HOUMA, LOUISIANA                        70363
   (Address of principal executive offices)                   (Zip Code)



                                (504) 872-2100
              (Registrant's telephone number, including area code)



                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5. Other Events and Regulation FD Disclosure.

     On November 14, 2000, Gulf Island Fabrication, Inc. issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release issued by the Company on November 14, 2000 announcing it intends to move its Southport, Inc. operations from Harvey, Louisiana, to an idle facility that it owns adjacent to the Gulf Island, L.L.C. main fabrication yard in Houma, Louisiana.





                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GULF ISLAND FABRICATION, INC.

                                    By:    /s/ Joseph P. Gallagher, III
                                           ----------------------------
                                           Joseph P. Gallagher, III
                                           Vice President - Finance,
                                           Chief Financial Officer
                                           and Treasurer
                                           (Principal Financial Officer
                                           and Duly Authorized Officer)


Date: November 15, 2000